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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2000



                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-21845                  93-1223879
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)

              1776 SW Madison, Portland, OR              97205
          (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (503) 223-5600


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Item 5. Other Events

     On April 10, 2000, the Registrant announced that Glenn J. Ohl has resigned from his position as Chief Financial Officer and Executive Vice President of the Registrant. Bruce A. Weinstein, a Senior Vice President of the Registrant, will assume Mr. Ohl's responsibilities.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits.

          99. Press release dated April 10, 2000.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2000       WILSHIRE SERVICES GROUP INC.
                           ----------------------------------------------
                           Registrant

                           /s/  Stephen P. Glennon
                           ---------------------------------
                           Stephen P. Glennon
                           CHIEF EXECUTIVE OFFICER


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                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

99                         Press Release dated April 10, 2000.